===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          INTERLINK ELECTRONICS INC.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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

                                                                   [LOGO]
                                                           INTERLINK ELECTRONICS

November 16, 2001


Dear Stockholder:

         With this letter are proxy materials for a Special Meeting of the Stockholders of Interlink Electronics, Inc. At the Special Meeting we will vote on a proposal to increase the number of shares issuable on exercise of options granted under Interlink's stock incentive plan. I am writing this letter to explain why your management believes that this increase is necessary.

         As all of you know, capital markets have been turbulent for the last several years. Stock prices, generally, and particularly the stock prices of technology companies have experienced unprecedented fluctuations. Interlink has not been immune. On October 8, 1998, our stock price (adjusted for our three-for-two stock split in March 2000) was $1.29. On March 31, 2000, it reached a high of $69.167. On October 15, 2001 it closed at $2.86.

         During this period, Interlink has been diligently pursuing its business plan and has been making steady progress. We have been affected by both positive and negative developments in the global economy and we are, like many companies, experiencing the consequences of the current recession. That said, I believe that your company remains on track to achieve its strategic goals in technology and related product development, in the building of strategic relationships and, ultimately in becoming or remaining the dominant supplier in its chosen markets. Our management team and our employees at all levels have contributed to this effort, many of them for a decade or more, and I am both proud of and grateful for their achievement.

         Like many companies recently, Interlink has adopted a conservative cash plan and is seeking to limit expense wherever reasonably possible. To this end, we have attempted to limit salary increases and performance bonuses. Under these circumstances, it is critical for the company to provide appropriate equity incentives, both to enhance the loyalty and dedication of our employees and to provide a competitive compensation package.

         As a part of this program, we have consistently granted employee stock options. In keeping with universal corporate practice, these options have been exercisable at a price per share equal to the price of our stock on the date on which the options were granted. Because of the unprecedented fluctuation in our stock price, all of the options that we have granted over the last several years no longer serve their initial purpose. Most of these options are exercisable at prices several times the current stock price and therefore do not provide their holders with meaningful economic incentives.

         Over the past few months, we have been discussing with our attorneys and accountants various alternatives for addressing this problem. We are informed that alternatives such as a unilateral reduction in the exercise price of existing options or the concurrent exchange of new options with lower exercise prices for old options with higher exercise prices would have unfavorable accounting consequences. After considering all of the alternatives available to us, we have determined that our best alternative is to issue new options to our employees without exchanging them for their old options.

         In order to complete this program and to take care of our other option needs over the next eighteen months to three years, we are proposing to add 1,000,000 shares to the plan and are asking for your approval of that increase. If the increase is approved, we intend to issue 600,000 options to existing employees, some of who, have options exercisable at prices ranging from $15.75 to $29. While this program will result in a larger than normal number of total options being outstanding, many of the outstanding options are at exercise prices so high in relation to the current stock price that they do not represent potential dilution in the way that incentive options normally do. We are working with our advisors on alternatives that may be available over time to eliminate some or all of these high-priced options but we want to be sure that what we do will not adversely impact our financial results.

I strongly believe that this increase is essential if we are to retain our employees at all levels on whom our continued success so clearly depends. I urge you to vote in favor of this the proposal.


     Best regards,


     /s/ E. Michael Thoben

     E. Michael Thoben
     Chairman, CEO & President

                           INTERLINK ELECTRONICS, INC.
                                 546 Flynn Road
                           Camarillo, California 93012
                            ________________________

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                December 20, 2001
                            ________________________


To the Stockholders of Interlink Electronics, Inc.:

         You are invited to attend a Special Meeting of Stockholders of Interlink Electronics, Inc., a Delaware corporation. The meeting will be held at the offices of the Company, 546 Flynn Rd., Camarillo, California on Thursday, December 20, 2001, at 10:00 a.m., Pacific Standard Time. The sole purpose of the Special Meeting is to amend the 1996 Stock Incentive Plan to increase the number of shares of common stock that may be issued pursuant to the plan from 4,500,000 to 5,500,000 and to approve certain technical amendments.

         Only stockholders of record at the close of business on Tuesday, November 13, 2001 are entitled to notice of and to vote at the Annual Meeting.

         Your vote is important. Please date and sign the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible. If you attend the meeting, you may, if you wish, revoke the proxy and vote personally on all matters brought before the meeting.

                                          By Order of the Board of Directors


                                          /s/ Paul D. Meyer

                                          Paul D. Meyer
                                          Secretary

Camarillo, California
November 16, 2001

                           INTERLINK ELECTRONICS, INC.
                                 546 Flynn Road
                           Camarillo, California 93012
                           ___________________________

                                 PROXY STATEMENT
                           ___________________________


         A proxy in the form accompanying this proxy statement is solicited on behalf of the Board of Directors of Interlink Electronics, Inc., a Delaware corporation (the "Company"), for use at a Special Meeting of Stockholders to be held at the offices of the Company, 546 Flynn Rd., Camarillo, California 93012 on December 20, 2001, at 10:00 a.m., Pacific Standard Time. This proxy may also be used at any adjournment of the meeting. The approximate date on which this proxy statement and the accompanying proxy card are being mailed to the Company's shareholders is November 21, 2001.

                     SHARES OUTSTANDING AND VOTING RIGHTS

         At the close of business on the Record Date, the Company had 9,758,772 shares of Common Stock ("Common Stock") outstanding. Each share of Common Stock issued and outstanding is entitled to one vote in each matter properly presented at the Special Meeting. There are no cumulative voting rights.

                                  RECORD DATE

         Only shareholders of record at the close of business on November 13, 2001 (the "Record Date") are entitled to notice of, and to vote at, the meeting.

                            PROXY AND SOLICITATION

         Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. You may revoke the proxy by notifying Paul Meyer, the Secretary of the Company, in writing at the Company's address listed above prior to our exercise of the proxy at the Special Meeting or any adjournment of the meeting. The proxy may also be revoked by affirmatively electing to vote in person while attending the meeting. A stockholder who attends the meeting need not revoke the proxy and vote in person unless the stockholder wishes to do so. However, all valid, unrevoked proxies will be voted at the Special Meeting in accordance with the instructions given. If a signed proxy is returned without instructions, it will be voted for the approval of the proposal presented, and in accordance with the recommendations of management on any other business that may properly come before the meeting or matters incident to the conduct of the meeting.

         Solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, fax or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid for these services. Costs of any solicitation will be borne by the Company.

                     VOTE REQUIRED AND METHOD OF COUNTING

         Shares of Common Stock represented in person or by proxy at the Special Meeting (including abstentions and broker non-votes) will be tabulated by the inspector of election appointed for the meeting and will be counted in determining whether a quorum is present. A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. A vote by the majority of the shares present and entitled to vote is required in order for the proposals to pass.

                         PROPOSAL 1: AMENDMENTS TO THE
                           1996 STOCK INCENTIVE PLAN

         The Company maintains the Stock Incentive Plan (the "Plan") for the benefit of its employees and others who provide services to the Company. The Board of Directors believes the availability of stock incentives is an important factor in the Company's ability to attract and retain experienced and competent employees, directors and service providers and to provide an incentive for them to exert their best efforts on behalf of the Company. As of October 15, 2001, 94,000 shares remained available for grant out of a total of 4,500,000 shares reserved for issuance under the Plan. The Board of Directors believes additional shares will be needed under the Plan to provide appropriate incentives to key employees and others. Accordingly, by resolution effective as of October 25, 2001, the Board of Directors approved an amendment to the Plan, subject to stockholder approval, to reserve an additional 1,000,000 shares for issuance under the Plan, thereby increasing the total number of shares to 5,500,000 shares. The Company also has outstanding options granted under its 1993 Stock Incentive Plan (the "1993 Plan"). The 1993 Plan was terminated by the Board of Directors effective March 15, 2000. This does not affect options already granted and outstanding under the 1993 Plan.

         In the 19 month period from March 28, 2000 and October 15, 2001, the Company's stock price (on a split adjusted basis) has fallen from $65.54 to $2.86. The Board of Directors believes that the Company is continuing to pursue its business plan and has performed well under difficult economic circumstances. The Board of Directors believes that the decline in the stock price is due, in substantial part, to market and economic conditions beyond the control of the Company and its employees. All of the options granted under the Plan are exercisable at prices equal to the fair market value of the common stock on the date of the grant. Between January 12, 2000, and September 26, 2000, the Company issued 762,000 options with exercise prices ranging from $15.75 to $29. All of the above-described options are substantially out of the money and do not represent a significant incentive to their holders.

         The Board of Directors believes that it is essential to maintain appropriate incentives, including equity based incentives in order to retain its employees. However, at October 15, 2001, only 94,000 shares remained available for grant under the Plan. If the amendment to the Plan is approved, the Board of Directors proposes to immediately issue up to 600,000 additional options to existing employees, including the company's officers, with an exercise price equal to the value of the common stock on the date of the grant. The Company will also require additional options issuable under the Plan to attract and retain new employees. The Board of Directors intends that the proposed increase in options issuable under the plan is in lieu of an increase that it would otherwise have proposed at the 2002 annual meeting. If the proposed amendment is approved, the Board of Directors does not currently intend to propose a further amendment at the 2002 annual meeting.

         In approving the increase in the number of shares available under the Plan, the Board of Directors was advised of certain technical corrections that should be made in the Plan. One of these corrections involved limits on the number of options or stock appreciation rights that may be granted under the Plan to a single employee. As originally drafted, the Plan limited such grants to no more than 200,000 options or stock appreciation rights upon employment and no more than 100,000 options or stock appreciation rights in any calendar year thereafter. Under the terms of the Plan as in effect on the date of the Company's three for two stock split on March 20, 2000, the split had no effect on these limits, thereby effectively reducing the amount of equity issuable to employees upon employment or in any subsequent calendar year. This result was unintended and the Board of Directors has amended the Plan to increase the above limits to 300,000 and 150,000 shares or stock appreciation rights, respectively, thereby restoring the equity limits in effect prior to the stock split. The change is highlighted in the attached copy of the Plan.

         Stockholder approval is not required for this change. However, if the change is not approved by the stockholders, the Company may be limited in its ability to deduct for federal income tax purposes compensation expense in excess of $1 million that results from any exercise of options and other compensation to any of certain key employees in any year. Accordingly, the Company is seeking stockholder approval of the change as a part of the current proposal. See "-Tax Consequences."

         Certain provisions of the Plan are described below. The complete text of the Plan, marked to show the proposed amendment, is attached to this proxy statement as Appendix A.

Description of the Plan

         Eligibility. All employees, officers and directors of the Company and its subsidiaries are eligible to participate in the Plan. Also eligible are non-employee agents, consultants, advisors, persons involved in the sale or distribution of the Company's products and independent contractors of the Company or any subsidiary.

         Administration. Authority to administer the Plan is placed in the Board of Directors, which may promulgate rules and regulations for the operation of the Plan and generally supervise the administration of the Plan. The Board of Directors has delegated authority to administer the Plan to the Compensation Committee. Any reference to the Board of Directors in this description of the Plan shall also refer to the Compensation Committee except that only the Board of Directors may amend, modify or terminate the Plan.

         Term of Plan. The Plan will continue until all shares available for issuance under the Plan have been issued and all restrictions on such shares have lapsed. The Board of Directors may suspend or terminate the Plan at any time.

         Stock Options. The Board of Directors determines the persons to whom options are granted, the option price, the number of shares subject to each option, the period of each option, the times at which options may be exercised and whether the option is an incentive stock option ("ISO"), as defined in
Section 422 of the Code, or an option other than an ISO (a nonqualified stock option or "NSO"). If the option is an ISO, the option price cannot be less than the fair market value of the Common Stock on the date of grant. If an optionee of an ISO at the time of grant owns stock possessing more than 10% of the combined voting power of the Company, the option price may not be less than 110% of the fair market value of the Common Stock on the date of grant. If the option is an NSO, the option price may be any amount determined by the Board of Directors. No employee may be granted options or stock appreciation rights under the Plan, as amended, for more than an aggregate of 300,000 shares in connection with the hiring of the employee or 150,000 shares in any calendar year otherwise. In addition, the Plan limits the aggregate fair market value, on the date of grant, of the stock for which ISOs are exercisable for the first time by any employee in any year to $100,000. No monetary consideration is paid to the Company upon the granting of options.

         Options granted under the Plan generally continue in effect for the period fixed by the Board of Directors, except that ISOs are not exercisable after the expiration of 10 years from the date of grant or five years in the case of 10% stockholders. Options are exercisable in accordance with the terms of an option agreement entered into at the time of grant and, except as otherwise determined by the Board of Directors with respect to an NSO, are nontransferable except on death of a holder. Options may be exercised only while an optionee is employed by or in the service of the Company or a subsidiary or within 12 months following termination of employment by reason of death or disability or 30 days following termination for any other reason. The Plan provides that the Board of Directors may extend the exercise period for any period up to the expiration date of the option and may increase the number of shares for which the option may be exercised up to the total number underlying the option. The purchase price for each share purchased pursuant to exercise of options must be paid in cash, including cash that may be the proceeds of a loan from the Company, in shares of Common Stock valued at fair market value, in restricted stock, in performance units or other contingent awards denominated in either stock or cash, or other forms of consideration, as determined by the Board of Directors. Upon the exercise of an option, the number of shares subject to the option and the number of shares available under the Plan for future option grants are reduced by the number of shares with respect to which the option is exercised.

         Stock Option Grants to Non-Employee Directors. Pursuant to the terms of the Plan, each individual who becomes an non-employee director receives a nonqualified stock option to purchase 30,000 shares of Common Stock when the individual becomes a director. In addition, pursuant to the terms of the Plan, each non-employee director of the Company will be automatically granted an annual non-discretionary, non-statutory option to purchase 7,500 shares of Common Stock.

         Stock Appreciation Rights. Stock appreciation rights ("SARs") may be granted under the Plan. SARs may, but need not, be granted in connection with an option grant or an outstanding option previously granted under the Plan. A SAR gives the holder the right to payment from the Company of an amount equal in value to the excess of the fair market value on the date of exercise of a share of Common Stock over its fair market value on the date of grant, or if granted in connection with an option, the option price per share under the option to which the SAR relates. If a SAR is granted in connection with an option, it is exercisable only to the extent and on the same conditions that the related option is exercisable. Payment by the Company upon exercise of a SAR may be made in Common Stock valued at its fair market value, in cash, or partly in stock and partly in cash, as determined by the Board of Directors. The Board of Directors may withdraw any SAR granted under the Plan at any time and may impose any condition upon the exercise of a SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs.

         The existence of SARs, as well as certain bonus rights described below, would require charges to income over the life of the right based upon the amount of appreciation, if any, in the market value of the Common Stock over the exercise price of shares subject to exercisable SARs or bonus rights. No SARs have been granted under the Plan.

         Stock Bonus Awards. The Board of Directors may award Common Stock as a stock bonus under the Plan. The Board of Directors may determine the recipients of the awards, the number of shares to be awarded and the time of the award. Stock received as a stock bonus is subject to the terms, conditions and restrictions determined by the Board of Directors at the time the stock is awarded. No stock bonuses have been granted under the Plan.

         Restricted Stock. The Plan provides that the Company may issue restricted stock in such amounts, for such consideration, subject to such restrictions and on such terms as the Board of Directors may determine. No restricted stock has been granted under the Plan.

         Cash Bonus Rights. The Board of Directors may grant cash bonus rights under the Plan in connection with (i) options granted or previously granted,
(ii) SARs granted or previously granted, (iii) stock bonuses awarded or previously awarded and (iv) shares sold or previously sold under the Plan. Bonus rights granted in connection with options entitle the optionee to a cash bonus if and when the related option is exercised. The amount of the bonus is determined by multiplying the excess of the total fair market value of the shares acquired upon the exercise over the total option price for the shares by the applicable bonus percentage. The bonus percentage applicable to any bonus rights, including a previously granted bonus right, may be changed from time to time at the sole discretion of the Board of Directors but shall in no event exceed 75%. Bonus rights granted in connection with stock bonuses or restricted stock purchases entitle the recipient to a cash bonus in an amount determined by the Board of Directors, at the time the stock is awarded or purchased, or at such time as any restrictions to which the stock is subject may lapse. No bonus rights have been granted under the Plan.

         Performance Units. The Board of Directors may grant performance units consisting of monetary units that may be earned in whole or in part if the Company achieves goals established by the Board of Directors over a designated period of time, but in any event not more than 10 years. Payment of an award earned may be in cash or stock or both and may be made when earned, or vested and deferred, as the Board of Directors determines. No performance units have been granted under the Plan.

         Foreign Qualified Grants. Awards under the Plan may be granted to eligible persons residing in foreign jurisdictions. The Board of Directors may adopt supplements to the Plan necessary to comply with the applicable laws of foreign jurisdictions and to afford participants favorable treatment under those laws, but no award may be granted under any supplement with terms that are more beneficial to the participants than the terms permitted by the Plan.

         Changes in Capital Structure. The Plan provides that if the outstanding Common Stock is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any recapitalization, stock split or certain other transactions, appropriate adjustment will be made by the Board of Directors in the number and kind of shares available for awards under the Plan. In addition, the Board of Directors will make appropriate adjustments in the outstanding options. In the event of a merger, consolidation or plan of exchange to which the Company is a party or a sale of all or substantially all of the Company's assets (each a "Transaction"), the Board of Directors will, in its sole discretion and to the extent possible under the structure of the Transaction, select one of the following alternatives for treating outstanding options under the Plan: (i) outstanding options will remain in effect in accordance with their terms, (ii) outstanding options shall be converted into options to purchase stock in the corporation that is the surviving or acquiring corporation in the Transaction, or (iii) the Board of Directors will provide a 30-day period prior to the consummation of the Transaction during which outstanding options shall be exercisable to the extent exercisable and upon the expiration of such 30-day period, all unexercised options shall immediately terminate. The Board of Directors may, in its sole discretion, accelerate the exercisability of options so that they are exercisable in full during such 30-day period. In the event of the dissolution of the Company, options shall be treated in accordance with clause (iii) above.

         Tax Consequences. Following is a general discussion of certain federal income tax considerations concerning the Plan. This discussion is not intended to provide individual tax advice and does not purport to address all applicable tax considerations that may be relevant to a particular person, including applicable sate, local or foreign tax consequences.

         Certain options authorized to be granted under the Plan are intended to qualify as ISOs for federal income tax purposes. Under federal income tax law currently in effect, the optionee will recognize no income upon grant or upon a proper exercise of the ISO. The amount by which the fair market value of the shares issued upon exercise of an ISO exceeds the exercise price is, however, included in the optionee's alternative minimum taxable income at the time of exercise and may, under certain conditions, give rise to alternative minimum tax liability. If an employee exercises an ISO and does not dispose of any of the option shares within two years following the date of grant and within one year following the date of exercise, then any gain realized on subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset. If an employee disposes of shares acquired upon exercise of an ISO before the expiration of either the one-year holding period or the two-year waiting period (makes a "disqualifying disposition"), any amount realized will be taxable as ordinary compensation income in the year of such disqualifying disposition to the extent that the lesser of the fair market value of the shares on the exercise date or the fair market value of the shares on the date of disposition exceeds the exercise price. The Company will not be allowed any deduction for federal income tax purposes at either the time of the grant or exercise of an ISO. Upon any disqualifying disposition by an employee, the Company generally will be entitled to a deduction to the extent the employee recognizes ordinary compensation income.

         Certain options authorized to be granted under the Plan will be treated as NSOs for federal income tax purposes. Under federal income tax law presently in effect, no income is realized by the grantee of an NSO until the option is exercised. At the time of exercise of an NSO, the optionee will realize ordinary compensation income, and the Company generally will be entitled to a deduction, in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. This income is subject to federal income tax withholding. Upon the sale of shares acquired upon exercise of an NSO, the excess of the amount realized from the sale over the market value of the shares on the date of exercise will be treated as gain from the sale of a capital asset.

         A holder of a SAR will recognize ordinary compensation income at the time the SAR is exercised in an amount equal to the excess of the value of the Common Stock to which the SAR relates on the date of exercise over the exercise price. Such income is subject to federal income tax withholding. If the Company pays a holder of a SAR using Common Stock, any gain or loss recognized on the subsequent sale or other disposition of such Common Stock generally will be short term or long-term capital gain or loss, depending on the length of time for which the stock was held prior to the sale or other disposition.

         A person who receives stock in connection with performance of services generally realize taxable income at the time of receipt unless the shares are substantially nonvested for purposes of Section 83 of the Code and no Section 83(b) election is made. If the shares are not vested at the time of receipt, the employee will realize taxable income in each year in which a portion of the shares substantially vest, unless the employee elects under Section 83(b) within 30 days after the original transfer to recognize income in connection with the original transfer. The Company generally will be entitled to a tax deduction at the same time or times and in the same amount as the employee recognizes income with respect to the shares. A participant who receives a cash bonus right under the Plan generally will recognize income equal to the amount of the cash bonus paid at the time of receipt, and the Company generally will be entitled to a deduction equal to the income recognized by the participant.

         Section 162(m) of the Code, limits to $1,000,000 per person the amount that the Company may deduct for compensation paid to certain of its most highly compensated officers in any year. Under Internal Revenue Service regulations, compensation received through the exercise of an option or a SAR is not subject to the $1,000,000 limit if the option or SAR and the plan pursuant to which it is granted meet certain requirements. One requirement is stockholder approval at least once every five years of per-employee limits on the number of shares with respect to which options and SARs may be granted. Other requirements are that the option or SAR be granted by a committee of at least two outside directors and that the exercise price of the option or SAR be not less than fair market value of the Common Stock on the date of grant. The Company believes that if this proposal is approved by stockholders, compensation received on exercise of options and SARs granted under the Plan in compliance with all of the above requirements will be exempt from the $1,000,000 deduction limit.

Recommendation by the Board of Directors

The Board of Directors recommends that stockholders vote "for" the amendments to the Plan increasing the number of shares reserved for issuance from 4,500,000 to 5,500,000 and restoring the per-employee equity limits in effect prior to the stock split of March 20, 2000. The proposal to approve the amendments must be approved by the holders of at least a majority of the votes present and entitled to vote on the matter at the Special Meeting. Abstentions and Broker non-votes are counted for purposes of determining whether a quorum exists at the Special Meeting. Broker non-votes are deemed to be not present for the purpose of any vote as to which such status applies and will therefore have no effect on the outcome of the vote. Abstentions will be deemed to be present for the purpose of any vote as to which the stockholder has abstained and therefore will have the effect of "no" votes in determining whether the amendments are approved.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of March 15, 2001 with respect to the beneficial ownership of the Common Stock by each person, or group of affiliated persons, who is known by us to be the beneficial owner of more than five percent of the Common Stock; each of the directors and the nominee for director; each of the named executive officers; and all of the Company's named executive officers and directors as a group.

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable on exercise of currently exercisable or convertible securities or securities exercisable or convertible within 60 days of March 15, 2001 are deemed beneficially owned and outstanding for computing the percentage owned by the person holding such securities, but are not considered outstanding for purposes of computing the percentage of any other person. The address for each stockholder named below is: c/o Interlink Electronics, 546 Flynn Rd., Camarillo, CA 93012.

                                                                                               Amount and
                                                                                                Nature of
                                                                                               Beneficial        Percent
Name of Beneficial Owner                                                                     Ownership(1)       Of Class
------------------------                                                                     ------------       --------
E. Michael Thoben, III..........................................................               599,502(2)           5.9%
David J. Arthur.................................................................               315,961(3)           3.2%
William A. Yates................................................................               309,227(4)           3.1%
George Gu.......................................................................               306,148(5)           3.1%
Paul D. Meyer...................................................................               193,672(6)           2.0%
Eugene F. Hovanec...............................................................                84,133(7)              *
Merritt M. Lutz.................................................................                57,999(8)              *
Michael W. Ambrose .............................................................                42,975(8)              *
John Buckett II.................................................................                10,000(8)              *
All executive officers and directors as a group (9 people)                                   1,919,617(9)          17.2%
*Less than 1%

--------------------

(1) Except as modified by applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite that stockholder's name.

(2) Consists of 36,000 shares of Common Stock and options to purchase 563,502 shares of Common Stock.

(3) Consists of 13,670 shares of Common Stock and options to purchase 302,291 shares of Common Stock.

(4)      Consists of 309,227 shares of Common Stock.

(5) Includes 265,648 shares of Common Stock held by Force Sensor Investment Corporation, which is owned by Mr. Gu's family, and options granted to Mr. Gu to purchase 40,500 shares of Common Stock.

(6) Consists of 5,000 shares of common stock and options to purchase 188,672 shares of Common Stock.

(7) Consists of 24,000 shares of Common Stock and options to purchase 60,133 shares of Common Stock. All shares of Common Stock are jointly held with his wife, Victoria Hovanec.

(8)      Consists solely of options to purchase shares of Common Stock.

(9) Consists of 367,318 shares of Common Stock and options to purchase 1,552,299 shares of Common Stock.

                       COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

         The following table sets forth a summary of all compensation paid to the Chief Executive Officer of the Company and each of the four other most highly compensated executive officers whose individual salary and bonus exceeded $100,000 during the last fiscal year (including two who ceased to be officers in 2000) for services in all capacities to the Company and its subsidiary during each of the last three fiscal years. The option numbers have been adjusted retroactively to reflect the three-for-two stock dividend to all stockholders of record on March 20, 2000.

                                                                                                 Long-Term
                                                              Annual Compensation(1)            Compensation
                                                              ----------------------
Name and Principal Position                   Year           Salary ($) Bonus ($)(2)           Options (#)(3)
                                                             -----------------------           --------------
E. Michael Thoben, III..............          2000        $240,000            $50,400             90,000
   Chairman of the Board and                  1999         205,273             25,000             75,000
   Chief Executive Officer                    1998         180,180                  0            138,000

David J. Arthur (4).................          2000        $141,600            $27,300             37,500
   Senior Vice President,                     1999         135,688             15,000             30,000
   Operations                                 1998         130,000                  0             82,500

William A. Yates (5)................          2000        $139,025            $21,500             37,500
   Senior Vice President, Sales               1999         133,375             10,000             30,000
                                              1998         129,000                  0             82,500

Paul D. Meyer.......................          2000        $135,000            $28,800             45,000
   Chief Financial Officer                    1999         117,500             10,000             37,500
                                              1998         100,000                  0             67,500

Mike Ambrose........................          2000        $115,000            $10,000             37,500

  Sr. Vice President, Technology and          1999           97,917              5,000           37,500
  Product Development                         1998           71,250                  0           18,000

--------------------

(1) With respect to each of the named officers, the aggregate amount of perquisites and other personal benefits received during 2000 and 1999 each were less than either $50,000 or 10% of the total of annual salary and bonus reported for each officer.

(2) Bonuses listed are paid with respect to performance during the prior fiscal year. See "Report of Compensation Committee on Executive Compensation-Executive Officer Compensation Program-Cash Bonuses."

(3) On September 24, 1998, upon the recommendation of the Compensation Committee, the Board of Directors approved the cancellation of all options granted under the 1993 Stock Incentive Plan and the 1996 Plan to employees of the Company as of that date and their reissuance at a new exercise price of $1.84 and with a new vesting schedule in which one third of the shares become exercisable immediately and each employee's right to exercise the remainder of the option vested, ratably, over the next two years. The shares for 1998 in the "Summary Compensation Table" and the "Option Grants in Fiscal Year" table are shown net of the canceled and reissued shares.

(4)      Mr. Arthur ceased being an executive officer in October 2000.

(5)      Mr. Yates resigned in October 2000.

Other Compensation

         The Company provides certain officers with automobile allowances. These benefits, valued at their incremental cost to the Company, did not exceed $50,000 or 10% of the compensation reported for any individual officer, and with respect to the executive officers as a group, such compensation did not exceed $50,000 multiplied by the number of persons in the group or 10% of the cash compensation reported in the Summary Compensation Table for the group.

Option Grants in Last Fiscal Year

         The following table provides information regarding grants of stock options to the named executive officers in 2000. The option grant numbers in the following table have been adjusted to reflect the three-for-two stock dividend to all stockholders of record on March 20, 2000.

                                                Individual Grants
                          -------------------------------------------------------------------
                                                                                               Potential Realizable
                                                  Percent of Total                               Value at Assumed
                                                       Options                                 Annual Rates of Stock
                                 Number of             Granted        Exercise                Price Appreciation for
                           Securities Underlying    to Employees     Price Per   Expiration       Option Term(4)
                                                                                                  --------------
Name                        Options Granted(1)    in Fiscal Year(2)    Share       Date(3)       5%            10%
----                        ------------------    -----------------   -------    ----------    ------         ------
E. Michael Thoben, III....        90,000                9.4%           $29.01      1/12/05    $720,900    $1,593,900
David J. Arthur...........        37,500                3.9%            29.01      1/12/05     300,375       664,125
William A. Yates..........        37,500                3.9%            29.01      1/12/05     300,375       664,125
Paul D. Meyer.............        45,000                4.7%            29.01      1/12/05     360,450       796,950
Mike W. Ambrose...........        37,500                3.9%            29.01      1/12/05     300,375       664,125

-------------------

(1)      These options were granted pursuant to the 1996 Plan.

(2) In fiscal 2000, the Company granted options to purchase a total of 960,000 shares of its Common Stock under the 1996 Plan, and this number is used in calculating the percentages set forth in this column.

(3) Options granted under the 1996 Plan generally expire on the fifth anniversary of the date of grant. Unless otherwise determined by the Board of Directors, options granted under the 1996 Plan expire prior to the fifth anniversary of grant (i) if the optionee's employment (or service as a director, as applicable) is terminated for any reason (other than death or disability), in which case options vested but unexercised at the date of termination may be exercised prior to the expiration date of the option or within 30 days after the date of termination, whichever comes first, or (ii) if the optionee's employment (or service as a director, as applicable) terminates because of death or disability, options vested but unexercised at the date of termination may be exercised within 12 months after the date of termination. If employment (or service as director, as applicable) is terminated by death of the optionee, the option generally may be exercised by persons to whom the optionee's rights pass by will or the laws of descent or distribution.

(4) The assumed 5% and 10% annual rates of appreciation over the term of the options are set forth in accordance with rules and regulations adopted by the Securities and Exchange Commission and do not represent the Company's estimate of stock price appreciation. Value shown is net of exercise costs.

Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

         The following table indicates (on an aggregated basis) (i) stock options exercised by named executive officers during fiscal 2000, including the value realized on the date of exercise, (ii) the number of shares subject to exercisable and unexercisable stock options as of the Company's fiscal year-end, December 31, 2000, and (iii) the value of "in-the-money" options at December 31, 2000.

                                                                                            Value of Unexercised
                               Shares                        Number of Unexercised          In-the-Money Options
Name                         Acquired          Value          Options at Year-End              At Year-End(1)
----                                                       ---------------------------    ---------------------------
                            On Exercise       Realized     Exercisable    Unexercisable   Exercisable   Unexercisable
                            -----------       --------     -----------    -------------   -----------   -------------
E. Michael Thoben, III....    163,530        $3,704,028      543,191         84,380       $5,532,457       $210,201
David J. Arthur...........     76,623         1,821,988      293,958         34,794        3,040,542         84,081
William A. Yates..........     86,021         1,824,561      286,227         33,127        2,942,514         78,076
Paul D. Meyer.............     48,528         1,274,346      178,517         42,190        1,755,676        105,100
Mike W. Ambrose...........      5,000           401,159       31,829         42,671          183,201        153,292

(1) Options are "in-the-money" at the fiscal year-end if the fair market value of the underlying securities on such date exceeds the exercise price of the option. The amounts set forth represent the difference between the fair market value of the securities underlying the options on December 29, 2000, based on the last sale price of $12.69 per share of Common Stock on that date (as reported by the Nasdaq National Market) and the exercise price of the options, multiplied by the applicable number of options.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee consists of Messrs. Hovanec and Lutz. Ms. MacDougall was a member until her resignation from the Board in October 2000. There are no interlocking relationships, as described by the Securities and Exchange Commission, between the Compensation Committee members.

                       OTHER MATTERS FOR SPECIAL MEETING

         The Board of Directors has no knowledge of any matter to be presented at the meeting other than the matters described in this proxy statement. The enclosed proxy, however, gives discretionary authority to the proxy holders to vote in accordance with their judgment if any other matters are properly presented.

                 STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Any stockholder proposals to be considered for inclusion in next year's proxy materials must be received by February 19, 2002, at the Company's principal executive offices. Stockholders' proposals should be sent to the Secretary, Interlink Electronics, Inc., 546 Flynn Rd., Camarillo, California 93012.

                            DISCRETIONARY AUTHORITY

         Stockholders wishing to present proposals for action at the Company's 2002 Annual Meeting, such notice, to be timely, must be received by the Company by January 11, 2002. If notice of any stockholder proposal to be raised at next year's Annual Meeting of Stockholders is received by the Company at its principal executive offices after March 27, 2002, then proxy voting on that proposal when and if raised at the 2002 Annual Meeting, will be subject to the discretionary voting authority of the delegated proxy holders.

         Whether you plan to attend the meeting or not, please sign the enclosed proxy form and return it to us in the enclosed stamped, return envelope.


                                              By Order of the Board of Directors


                                              /s/ Paul D. Meyer

                                              Paul D. Meyer
                                              Secretary

                                  APPENDIX A

                          INTERLINK ELECTRONICS, INC.
                    1996 STOCK INCENTIVE PLAN, AS AMENDED*

     1. Purpose. The purpose of this Stock Incentive Plan (the "Plan") is to enable Interlink Electronics, Inc. (the "Company") to attract and retain the services of (1) selected employees, officers and directors of the Company or of any subsidiary of the Company and (2) selected nonemployee agents, consultants, advisors, persons involved in the sale or distribution of the Company's products and independent contractors of the Company or any subsidiary.

     2. Shares Subject to the Plan. Subject to adjustment as provided below and in paragraph 13, the shares to be offered under the Plan shall consist of Common Stock of the Company, and the total number of shares of Common Stock that may be issued under the Plan shall not exceed [4,500,000] 5,500,000 shares. The shares
                                                   ---------
issued under the Plan may be authorized and unissued shares or reacquired shares. If an option, stock appreciation right or performance unit granted under the Plan expires, terminates or is canceled, the unissued shares subject to such option, stock appreciation right or performance unit shall again be available under the Plan. If shares sold or awarded as a bonus under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan.

     3.  Effective Date and Duration of Plan.

     (a) Effective Date. The Plan shall become effective as of April 30, 1996. No option, stock appreciation right or performance unit granted under the Plan to an officer who is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (an "Officer"), or a director, and no incentive stock option, shall become exercisable, however, until the Plan is approved by the affirmative vote of the holders of a majority of the shares of Common Stock represented at a shareholders meeting at which a quorum is present and any such awards under the Plan prior to such approval shall be conditioned on and subject to such approval. Subject to this limitation, options, stock appreciation rights and performance units may be granted and shares may be awarded as bonuses or sold under the Plan at any time after the effective date and before termination of the Plan.

     (b) Duration. The Plan shall continue in effect until all shares available for issuance under the Plan have been issued and all restrictions on such shares have lapsed. The Board of Directors may suspend or terminate the Plan at any time except with respect to options, performance units and shares subject to restrictions then outstanding under the Plan. Termination shall not affect any outstanding options, any right of the Company to repurchase shares or the forfeitability of shares issued under the Plan.

     4.  Administration.

     (a) Board of Directors. The Plan shall be administered by the Board of Directors of the Company, which shall determine and designate from time to time the individuals to whom awards shall be made, the amount of the awards and the other terms and conditions of the awards. Subject to the provisions of the Plan, the Board of Directors may from time to time adopt and amend rules and regulations relating to administration of the Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The interpretation and construction of the provisions of the Plan and related agreements by the Board of Directors shall be final and conclusive.

----------------------------

*    "[ ]" indicate proposed deletions.  "_______" indicate proposed additions.

The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency.

         (b) Committee. The Board of Directors may delegate to a committee of the Board of Directors or specified officers of the Company, or both (the "Committee"), any or all authority for administration of the Plan. If authority is delegated to a Committee, all references to the Board of Directors in the Plan shall mean and relate to the Committee except (i) as otherwise provided by the Board of Directors and (ii) that only the Board of Directors may amend or terminate the Plan as provided in paragraphs 3 and 15. If awards are to be made under the Plan to officers or directors, authority for selection of officers and directors for participation and decisions concerning the timing, pricing and amount of a grant or award, if not determined under a formula meeting the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, shall be delegated to a committee consisting of two or more disinterested directors.

         5. Types of Awards; Eligibility. The Board of Directors may, from time to time, take the following actions, separately or in combination, under the Plan: (i) grant Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as provided in paragraphs 6(a) and 6(b); (ii) grant options other than Incentive Stock Options ("Non-Statutory Stock Options") as provided in paragraphs 6(a) and 6(c); (iii) award stock bonuses as provided in paragraph 7; (iv) sell shares subject to restrictions as provided in paragraph 8; (v) grant stock appreciation rights as provided in paragraph 9; (vi) grant cash bonus rights as provided in paragraph 10; (vii) grant performance units as provided in paragraph 11 and (viii) grant foreign qualified awards as provided in paragraph 12. Any such awards may be made to employees, including employees who are officers or directors, and to other individuals described in paragraph 1 who the Board of Directors believes have made or will make an important contribution to the Company or any subsidiary of the Company; provided, however, that only employees of the Company or any subsidiary of the Company shall be eligible to receive Incentive Stock Options under the Plan. The Board of Directors shall select the individuals to whom awards shall be made and shall specify the action taken with respect to each individual to whom an award is made. At the discretion of the Board of Directors, an individual may be given an election to surrender an award in exchange for the grant of a new award. No employee may be granted options or stock appreciation rights under the Plan for more than an aggregate of [300,000]200,000 shares of Common Stock in connection with the hiring of the
         -------
employee or [150,000]100,000 shares of Common Stock in any calendar year
                     -------
otherwise.

         6.   Option Grants.

         (a)  General Rules Relating to Options.

              (i) Terms of Grant. The Board of Directors may grant options under the Plan. With respect to each option grant, the Board of Directors shall determine the number of shares subject to the option, the option price, the period of the option, the time or times at which the option may be exercised and whether the option is an Incentive Stock Option or a Non-Statutory Stock Option. At the time of the grant of an option or at any time thereafter, the Board of Director's may provide that an optionee who exercised an option with Common Stock of the Company shall automatically receive a new option to purchase additional shares equal to the number of shares surrendered and may specify the terms and conditions of such new options.

              (ii) Exercise of Options. Except as provided in paragraph 6(a)(iv) or as determined by the Board of Directors, no option granted under the Plan may be exercised unless at the time of such exercise the optionee is employed by or in the service of the Company or any subsidiary of the Company and shall have been so employed or provided such service continuously since the date such option was granted. Absence on leave or on account of illness or disability under rules established by the Board of Directors shall not, however, be deemed an interruption of employment or service for this purpose. Unless otherwise determined by the Board of Directors, vesting of options shall not continue during an absence on leave (including an extended illness) or on account of disability. Except as provided in paragraphs 6(a)(iv) and 13, options granted under the Plan may be exercised from time to time over the period stated in each option in such amounts and at such times as shall be prescribed by the Board of Directors, provided that options shall not be exercised for fractional shares. Unless otherwise determined by the Board of Directors, if the optionee does not exercise an option in any one year with respect to the full number of shares to which the optionee is entitled in that year, the optionee's rights shall be cumulative and the optionee may purchase those shares in any subsequent year during the term of the option. Unless otherwise determined by the Board of Directors, if an officer or a director exercises an option within six months of the grant of the option, the shares acquired upon exercise of the option may not be sold until six months after the date of grant of the option.

                  (iii) Nontransferability. Each Incentive Stock Option and, unless otherwise determined by the Board of Directors with respect to an option granted to a person who is neither an Officer nor a director of the Company, each other option granted under the Plan by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the optionee's domicile at the time of death.

                  (iv)     Termination of Employment or Service.

                                    (A)   General Rule. Unless otherwise
                           determined by the Board of Directors, in the event the employment or service of the optionee with the Company or a subsidiary terminates for any reason other than because of physical disability or death as provided in subparagraphs 6(a)(iv)(B) and (C), the option may be exercised at any time prior to the expiration date of the option or the expiration of 30 days after the date of such termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination.

                                    (B)   Termination Because of Total
                           Disability. Unless otherwise determined by the Board of Directors, in the event of the termination of employment or service because of total disability, the option may be exercised at any time prior to the expiration date of the option or the expiration of 12 months after the date of such termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination. The term "total disability" means a medically determinable mental or physical impairment which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the optionee to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties as an employee, director, officer or consultant of the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Company.

                                    (C)   Termination Because of Death. Unless
                           otherwise determined by the Board of Directors, in the event of the death of an optionee while employed by or providing service to the Company or a subsidiary, the option may be exercised at any time prior to the expiration date of the option or the expiration of 12 months after the date of death, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of death and only by the person or persons to whom such optionee's rights under the option shall pass by the optionee's will or by the laws of descent and distribution of the state or country of domicile at the time of death.

                                    (D)   Amendment of Exercise Period
                           Applicable to Termination. The Board of Directors, at the time of grant or, with respect to an option that is not an Incentive Stock Option, at any time thereafter, may extend the 30-day and 12-month exercise periods any length of time not longer than the original expiration date of the option, and may increase the portion of an option that is exercisable, subject to such terms and conditions as the Board of Directors may determine.

                                    (E)   Failure to Exercise Option. To the
                           extent that the option of any deceased optionee or of any optionee whose employment or service terminates is not exercised within the applicable period, all further rights to purchase shares pursuant to such option shall cease and terminate.

          (v) Purchase of Shares. Unless the Board of Directors determines otherwise, shares may be acquired pursuant to an option granted under the Plan only upon receipt by the Company of notice in writing from the optionee of the optionee's intention to exercise, specifying the number of shares as to which the optionee desires to exercise the option and the date on which the optionee desires to complete the transaction, and if required in order to comply with the Securities Act of 1933, as amended, containing a representation that it is the optionee's present intention to acquire the shares for investment and not with a view to distribution. Unless the Board of Directors determines otherwise, on or before the date specified for completion of the purchase of shares pursuant to an option, the optionee must have paid the Company the full purchase price of such shares in cash (including, with the consent of the Board of Directors, cash that may be the proceeds of a loan from the Company (provided that, with respect to an Incentive Stock Option, such loan is approved at the time of option grant)) or, with the consent of the Board of Directors, in whole or in part, in Common Stock of the Company valued at fair market value, restricted stock, performance units or other contingent awards denominated in either stock or cash, promissory notes and other forms of consideration. The fair market value of Common Stock provided in payment of the purchase price shall be determined by the Board of Directors. If the Common Stock of the Company is not publicly traded on the date the option is exercised, the Board of Directors may consider any valuation methods it deems appropriate and may, but is not required to, obtain one or more independent appraisals of the Company. If the Common Stock of the Company is publicly traded on the date the option is exercised, the fair market value of Common Stock provided in payment of the purchase price shall be the closing price of the Common Stock as reported in The Wall Street Journal on the last trading day preceding the date the option is exercised, or such other reported value of the Common Stock as shall be specified by the Board of Directors. No shares shall be issued until full payment for the shares has been made. With the consent of the Board of Directors (which, in the case of an Incentive Stock Option, shall be given only at the time of option grant), an optionee may request the Company to apply automatically the shares to be received upon the exercise of a portion of a stock option (even though stock certificates have not yet been issued) to satisfy the purchase price for additional portions of the option. Each optionee who has exercised an option shall immediately upon notification of the amount due, if any, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If additional withholding is or becomes required beyond any amount deposited before delivery of the certificates, the optionee shall pay such amount to the Company on demand. If the optionee fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the optionee, including salary, subject to applicable law. With the consent of the Board of Directors an optionee may satisfy this obligation, in whole or in part, by having the Company withhold from the shares to be issued upon the exercise that number of shares that would satisfy the withholding amount due or by delivering to the Company Common Stock to satisfy the withholding amount. Upon the exercise of an option, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon exercise of the option.

     (b) Incentive Stock Options. Incentive Stock Options shall be subject to the following additional terms and conditions:

          (i) Limitation on Amount of Grants. No employee may be granted Incentive Stock Options under the Plan if the aggregate fair market value, on the date of grant, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by that employee during any calendar year under the Plan and under all incentive stock option plans (within the meaning of Section 422 of the Code) of the Company or any parent or subsidiary of the Company exceeds $100,000.

          (ii) Limitations on Grants to 10 Percent Shareholders. An Incentive Stock Option may be granted under the Plan to an employee possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company only if the option price is at least 110 percent of the fair market value, as described in paragraph 6(b)(iv), of the Common Stock subject to the option on the date it is granted and the option by its terms is not exercisable after the expiration of five years from the date it is granted.

          (iii) Duration of Options. Subject to paragraphs 6(a)(ii) and 6(b)(ii), Incentive Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors, except that no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted.

          (iv) Option Price. The option price per share shall be determined by the Board of Directors at the time of grant. Except as provided in paragraph 6(b)(ii), the option price shall not be less than 100 percent of the fair market value of the Common Stock covered by the Incentive Stock Option at the date the option is granted. The fair market value shall be determined by the Board of Directors. If the Common Stock of the Company is not publicly traded on the date the option is granted, the Board of Directors may consider any valuation methods it deems appropriate and may, but is not required to, obtain one or more independent appraisals of the Company. If the Common Stock of the Company is publicly traded on the date the option is exercised, the fair market value shall be deemed to be the closing price of the Common Stock as reported in The Wall Street Journal on the day preceding the date the option is granted, or, if there has been no sale on that date, on the last preceding date on which a sale occurred or such other value of the Common Stock as shall be specified by the Board of Directors.

          (v) Limitation on Time of Grant. No Incentive Stock Option shall be granted on or after the tenth anniversary of the effective date of the Plan.

          (vi) Conversion of Incentive Stock Options. The Board of Directors may at any time without the consent of the optionee convert an Incentive Stock Option to a Non-Statutory Stock Option.

     (c) Non-Statutory Stock Options. Non-Statutory Stock Options shall be subject to the following terms and conditions in addition to those set forth in
Section 6(a) above:

          (i) Option Price. The option price for Non-Statutory Stock Options shall be determined by the Board of Directors at the time of grant and may be any amount determined by the Board of Directors.

          (ii) Duration of Options. Non-Statutory Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors.

     7. Stock Bonuses. The Board of Directors may award shares under the Plan as stock bonuses. Shares awarded as a bonus shall be subject to the terms, conditions, and restrictions determined by the Board of Directors. The restrictions may include restrictions concerning transferability and forfeiture of the shares awarded, together with such other restrictions as may be determined by the Board of Directors. If shares are subject to forfeiture, all dividends or other distributions paid by the Company with respect to the shares shall be retained by the Company until the shares are no longer subject to forfeiture, at which time all accumulated amounts shall be paid to the recipient. The Board of Directors may require the recipient to sign an agreement as a condition of the award, but may not require the recipient to pay any monetary consideration other than amounts necessary to satisfy tax withholding requirements. The agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares awarded shall bear any legends required by the Board of Directors. Unless otherwise determined by the Board of Directors, shares awarded as a stock bonus to an officer or a director may not be sold until six months after the date of the award. The Company may require any recipient of a stock bonus to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the recipient fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the recipient, including salary or fees for services, subject to applicable law. With the consent of the Board of Directors, a recipient may deliver Common Stock to the Company to satisfy this withholding obligation. Upon the issuance of a stock bonus, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued.

     8. Restricted Stock. The Board of Directors may issue shares under the Plan for such consideration (including promissory notes and services) as determined by the Board of Directors. Shares issued under the Plan shall be subject to the terms, conditions and restrictions determined by the Board of Directors. The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Board of Directors. If shares are subject to forfeiture or repurchase by the Company, all dividends or other distributions paid by the Company with respect to the shares shall be retained by the Company until the shares are no longer subject to forfeiture or repurchase, at which time all accumulated amounts shall be paid to the recipient. All Common Stock issued pursuant to this paragraph 8 shall be subject to a purchase agreement, which shall be executed by the Company and the prospective recipient of the shares prior to the delivery of certificates representing such shares to the recipient. The purchase agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares shall bear any legends required by the Board of Directors. Unless otherwise determined by the Board of Directors, shares issued under this paragraph 8 to an officer or a director may not be sold until six months after the shares are issued. The Company may require any purchaser of restricted stock to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the purchaser fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the purchaser, including salary, subject to applicable law. With the consent of the Board of Directors, a purchaser may deliver Common Stock to the Company to satisfy this withholding obligation. Upon the issuance of restricted stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued.

     9.   Stock Appreciation Rights.

     (a) Grant. Stock appreciation rights may be granted under the Plan by the Board of Directors, subject to such rules, terms, and conditions as the Board of Directors prescribes.

     (b)  Exercise.

          (i) Each stock appreciation right shall entitle the holder, upon exercise, to receive from the Company in exchange therefor an amount equal in value to the excess of the fair market value on the date of exercise of one share of Common Stock of the Company over its fair market value on the date of grant (or, in the case of a stock appreciation right granted in connection with an option, the excess of the fair market value of one share of Common Stock of the Company over the option price per share under the option to which the stock appreciation right relates), multiplied by the number of shares covered by the stock appreciation right or the option, or portion thereof, that is surrendered. No stock appreciation right shall be exercisable at a time that the amount determined under this subparagraph is negative. Payment by the Company upon exercise of a stock appreciation right may be made in Common Stock valued at fair market value, in cash, or partly in Common Stock and partly in cash, all as determined by the Board of Directors.

          (ii) A stock appreciation right shall be exercisable only at the time or times established by the Board of Directors. If a stock appreciation right is granted in connection with an option, the following rules shall apply: (1) the stock appreciation right shall be exercisable only to the extent and on the same conditions that the related option could be exercised; (2) the stock appreciation rights shall be exercisable only when the fair market value of the stock exceeds the option price of the related option; (3) the stock appreciation right shall be for no more than 100 percent of the excess of the fair market value of the stock at the time of exercise over the option price; (4) upon exercise of the stock appreciation right, the option or portion thereof to which the stock appreciation right relates terminates; and (5) upon exercise of the option, the related stock appreciation right or portion thereof terminates. Unless otherwise determined by the Board of Directors, no stock appreciation right granted to an Officer or director may be exercised during the first six months following the date it is granted.

          (iii) The Board of Directors may withdraw any stock appreciation right granted under the Plan at any time and may impose any conditions upon the exercise of a stock appreciation right or adopt rules and regulations from time to time affecting the rights of holders of stock appreciation rights. Such rules and regulations may govern the right to exercise stock appreciation rights granted prior to adoption or amendment of such rules and regulations as well as stock appreciation rights granted thereafter.

          (iv) For purposes of this paragraph 9, the fair market value of the Common Stock shall be determined as of the date the stock appreciation right is exercised, under the methods set forth in paragraph 6(b)(iv).

          (v) No fractional shares shall be issued upon exercise of a stock appreciation right. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, if the Board of Directors shall determine, the number of shares may be rounded downward to the next whole share.

          (vi) Each stock appreciation right granted in connection with an Incentive Stock Option, and unless otherwise determined by the Board of Directors with respect to a stock appreciation right granted to a person who is neither an officer nor a director of the Company, each other stock appreciation right granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder's domicile at the time of death, and each stock appreciation right by its terms shall be exercisable during the holder's lifetime only by the holder.

          (vii) Each participant who has exercised a stock appreciation right shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the participant including salary, subject to applicable law. With the consent of the Board of Directors a participant may satisfy this obligation, in whole or in part, by having the Company withhold from any shares to be issued upon the exercise that number of shares that would satisfy the withholding amount due or by delivering Common Stock to the Company to satisfy the withholding amount.

          (viii) Upon the exercise of a stock appreciation right for shares, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued. Cash payments of stock appreciation rights shall not reduce the number of shares of Common Stock reserved for issuance under the Plan.

     10.  Cash Bonus Rights.

     (a) Grant. The Board of Directors may grant cash bonus rights under the Plan in connection with (i) options granted or previously granted, (ii) stock appreciation rights granted or previously granted, (iii) stock bonuses awarded or previously awarded and (iv) shares sold of previously sold under the Plan. Cash bonus rights will be subject to rules, terms and conditions as the Board of Directors may prescribe. Unless otherwise determined by the Board of Directors with respect to a cash bonus right granted to a person who is neither an officer nor a director of the Company, each cash bonus right granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder's domicile at the time of death. The payment of a cash bonus shall not reduce the number of shares of Common Stock reserved for issuance under the Plan.

     (b) Cash Bonus Rights in Connection With Options. A cash bonus right granted in connection with an option will entitle an optionee to a cash bonus when the related option is exercised (or terminates in connection with the exercise of a stock appreciation right related to the option in whole or in part if, in the sole discretion of the Board of Directors, the bonus right will result in a tax deduction that the Company has sufficient taxable income to use. If an optionee purchases shares upon exercise of an option and does not exercise a related stock appreciation right, the amount of the bonus, if any, shall be determined by multiplying the excess of the total fair market value of the shares to be acquired upon the exercise over the total option price for the shares by the applicable bonus percentage. If the optionee exercises a related stock appreciation right in connection with the termination of an option, the amount of the bonus, if any, shall be determined by multiplying the total fair market value of the shares and cash received pursuant to the exercise of the stock appreciation right by the applicable bonus percentage. The bonus percentage applicable to a bonus right, including a previously granted bonus right, may be changed from time to time at the sole discretion of the Board of Directors but shall in no event exceed 75 percent.

     (c) Cash Bonus Rights in Connection With Stock Bonus. A cash bonus right granted in connection with a stock bonus will entitle the recipient to a cash bonus payable when the stock bonus is awarded or restrictions, if any, to which the stock is subject lapse. If bonus stock awarded is subject to restrictions and is repurchased by the Company or forfeited by the holder, the cash bonus right granted in connection with the stock bonus shall terminate and may not be exercised. The amount and timing of payment of a cash bonus shall be determined by the Board of Directors.

     (d) Cash Bonus Rights in Connection With Stock Purchases. A cash bonus right granted in connection with the purchase of stock pursuant to paragraph 8 will entitle the recipient to a cash bonus when the shares are purchased or restrictions, if any, to which the stock is subject lapse. Any cash bonus right granted in connection with shares purchased pursuant to paragraph 8 shall terminate and may not be exercised in the event the shares are repurchased by the Company or forfeited by the holder pursuant to applicable restrictions. The amount of any cash bonus to be awarded and timing of payment of a cash bonus shall be determined by the Board of Directors.

     (e) Taxes. The Company shall withhold from any cash bonus paid pursuant to paragraph 10 the amount necessary to satisfy any applicable federal, state and local withholding requirements.

     11. Performance Units. The Board of Directors may grant performance units consisting of monetary units which may be earned in whole or in part if the Company achieves certain goals established by the Board of Directors over a designated period of time, but not in any event more than 10 years. The goals established by the Board of Directors may include earnings per share, return on shareholders' equity, return on invested capital, and such other goals as may be established by the Board of Directors. In the event that the minimum performance goal established by the Board of Directors is not achieved at the conclusion of a period, no payment shall be made to the participants. In the event the maximum corporate goal is achieved, 100 percent of the monetary value of the performance units shall be paid to or vested in the participants. Partial achievement of the maximum goal may result in a payment or vesting corresponding to the degree of achievement as determined by the Board of Directors. Payment of an award earned may be in cash or in Common Stock or in a combination of both, and may be made when earned, or vested and deferred, as the Board of Directors determines. Deferred awards shall earn interest on the terms and at a rate determined by the Board of Directors. Unless otherwise determined by the Board of Directors with respect to a performance unit granted to a person who is neither an officer nor director of the Company, each performance unit granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder's domicile at the time of death. Each participant who has been awarded a performance unit shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the participant, including salary or fees for services, subject to applicable law. With the consent of the Board of Directors a participant may satisfy this obligation, in whole or in part, by having the Company withhold from any shares to be issued that number of shares that would satisfy the withholding amount due or by delivering Common Stock to the Company to satisfy the withholding amount. The payment of a performance unit in cash shall not reduce the number of shares of Common Stock reserved for issuance under the Plan. The number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon payment of an award.

     12. Foreign Qualified Grants. Awards under the Plan may be granted to such officers and employees of the Company and its subsidiaries and such other persons described in paragraph 1 residing in foreign jurisdictions as the Board of Directors may determine from time to time. The Board of Directors may adopt such supplements to the Plan as may be necessary to comply with the applicable laws of such foreign jurisdictions and to afford participants favorable treatment under such laws; provided, however, that no award shall be granted under any such supplement with terms which are more beneficial to the participants than the terms permitted by the Plan.

     13.  Changes in Capital Structure.

     (a) Stock Splits; Stock Dividends. If the outstanding Common Stock of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any stock split, combination of shares or dividend payable in shares, recapitalization or reclassification, appropriate adjustment shall be made by the Board of Directors in the number and kind of shares available for grants under the Plan. In addition, the Board of Directors shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, so that the optionee's proportionate interest before and after the occurrence of the event is maintained. Notwithstanding the foregoing, the Board of Directors shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Board of Directors. Any such adjustments made by the Board of Directors shall be conclusive.

     (b) Mergers, Reorganizations, Etc. In the event of a merger, consolidation, plan of exchange, acquisition of property or stock, separation, reorganization or liquidation to which the Company or a subsidiary is a party or a sale of all or substantially all of the Company's assets (each, a "Transaction"), the Board of Directors shall, in its sole discretion and to the extent possible under the structure of the Transaction, select one of the following alternatives for treating outstanding options under the Plan:

          (i) Outstanding options shall remain in effect in accordance with their terms.

          (ii) Outstanding options shall be converted into options to purchase stock in the corporation that is the subject thereto and exercise price of the converted options shall be determined by the Board of Directors of the Company, taking into account the relative values of the companies involved in the Transaction and the exchange rate, if any, used in determining shares of the surviving corporation(s) to be issued to holders of shares of the Company. Unless otherwise determined by the Board of Directors, the converted options shall be vested only to the extent that the vesting requirements relating to options granted hereunder have been satisfied.

          (iii) The Board of Directors shall provide a 30-day period prior to the consummation of the Transaction during which outstanding options may be exercised to the extent then exercisable, and upon the expiration of such 30-day period, all unexercised options shall immediately terminate. The Board of Directors may, in its sole discretion, accelerate the exercisability of options so that they are exercisable in full during such 30-day period.

     (c) Dissolution of the Company. In the event of the dissolution of the Company, options shall be treated in accordance with paragraph 13(b)(iii).

     (d) Rights Issued by Another Corporation. The Board of Directors may also grant options, stock appreciation rights, performance units, stock bonuses and cash bonuses and issue restricted stock under the Plan having terms, conditions and provisions that vary from those specified in this Plan provided that any such awards are granted in substitution for, or in connection with the assumption of existing options, stock appreciation rights, stock bonuses, cash bonuses, restricted stock and performance units granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a Transaction.

     14. Amendment of Plan. The Board of Directors may at any time, and from time to time, modify or amend the Plan in such respects as it shall deem advisable because of changes in the law while the Plan is in effect or for any other reason. Except as provided in paragraphs 6(a)(iv), 9, 10 and 13, however, no change in an award already granted shall be made without the written consent of the holder of such award.

     15. Approvals. The obligations of the Company under the Plan are subject to the approval of state and federal authorities or agencies with jurisdiction in the matter. The Company will use its best efforts to take steps required by state or federal law or applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange on which the Company's shares may then be listed, in connection with the grants under the Plan. The foregoing notwithstanding, the Company shall not be obligated to issue or deliver Common Stock under the Plan if such issuance or delivery would violate applicable state or federal securities laws.

     16. Employment and Service Rights. Nothing in the Plan or any award pursuant to the Plan shall (i) confer upon any employee any right to be continued in the employment of the Company or any subsidiary or interfere in any way with the right of the Company or any subsidiary by whom such employee is employed to terminate such employee's employment at any time, for any reason, with or without cause, or to decrease such employee's compensation or benefits, or (ii) confer upon any person engaged by the Company any right to be retained or employed by the Company or to the continuation, extension, renewal, or modification of any compensation, contract, or arrangement with or by the Company.

     17. Rights as a Shareholder. The recipient of any award under the Plan shall have no rights as a shareholder with respect to any Common Stock until the date of issue to the recipient of a stock certificate for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

     18.  Option Grants to Non-Employee Directors.

     (a) Initial Board Grants. Each person who becomes a Non-Employee Director after the Plan is adopted shall be automatically granted an option to purchase 30,000 shares of Common Stock on the date he or she becomes a Non-Employee Director. A "Non-Employee Director" is a director who is not an employee of the Company or any of its subsidiaries.

     (b) Additional Grants. Each Non-Employee Director shall be automatically granted an option to purchase additional shares of Common Stock in each calendar year subsequent to the year in which such Non-Employee Director was granted an option pursuant to paragraph 18(a), such option to be granted as of the date of the Company's annual meeting of shareholders held in such calendar year, provided that the Non-Employee Director continues to serve in such capacity as of such date. The number of shares subject to each additional grant shall be 7,500 shares for each Non-Employee Director.

     (c) Exercise Price. The exercise price of all options granted pursuant to this paragraph 18 shall be equal to 100 percent of the fair market value of the Common Stock determined pursuant to paragraph 6(b)(iv).

     (d) Term of Option. The term of each option granted pursuant to this paragraph 18 shall be 10 years from the date of grant.

     (e) Exercisability. Until an option expires or is terminated and except as provided in paragraphs 18(f) and 13, an option granted under this paragraph 18 shall be exercisable according to the following schedule: 33 1/3% for each complete year of continuous service after the date of grant, rounded up to the next full share, until fully vested. For purposes of this paragraph 18(e), a complete year shall be deemed to be the period which starts on the day of grant and ends on the same day of the following calendar year, so that each successive "complete year" ends on the same day of each successive calendar year.

     (f) Termination As a Director. If an optionee ceases to be a director of the Company for any reason, including death, the option may be exercised at any time prior to the expiration date of the option or the expiration of 30 days (or 12 months in the event of death) after the last day the optionee served as a director, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option as of the last day the optionee served as a director.

     (g) Nontransferability. Each option by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the optionee's domicile at the time of death, and each option by its terms shall be exercisable during the optionee's lifetime only by the optionee.

     (h) Exercise of Options. Options may be exercised upon payment of cash or shares of Common Stock of the Company in accordance with paragraph 6(a)(v).

Adopted: April 30, 1996
Amended: May 25, 1999
Amended: June 27, 2000
Amended: November __ 2001

                                     PROXY

     The undersigned, revoking all prior proxies, hereby appoints Paul D. Meyer and E. Michael Thoben, as proxy, with full power of substitution, to vote on behalf of the undersigned at the Special Meeting of Stockholders of Interlink Electronics, Incorporated (the "Company") to be held on Thursday, December 20, 2001, or at any adjournment thereof, all shares of the undersigned in the Company.

The shares represented by this proxy will be voted in accordance with the instructions given.

This proxy is solicited on behalf of the Company's Board of Directors. The Board of Directors recommends a vote FOR the proposal.

Unless contrary instructions are given, the shares will be voted for the Proposal and on any other business that may properly come before the meeting in accordance with the recommendation of management.

          Please sign exactly as your name appears on this card. Persons signing as executor, administrator, trustee, custodian or in any other official or representative capacity should sign their full title.

          Receipt is acknowledged of the notice and proxy statement relating to this meeting.

     [_]  Please check here if you plan to attend the meeting in person.

     1. PROPOSAL TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT MAY BE ISSUED PURSUANT TO THE 1996 STOCK INCENTIVE PLAN FROM 4,500,00 TO 5,500,000 AND TO APPROVE THE AMENDMENTS RESTORING THE EQUITY LIMITS IN EFFECT PRIOR TO THE THREE FOR TWO STOCK SPLIT ON MARCH 20, 2000.

          [_]  FOR           [_] AGAINST               [_]  ABSTAIN


Date ___________, 2001                     Signature(s)_______________________


Print:____________________                 ___________________________________

Please mark, date, sign and
return the proxy promptly.